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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 4, 1999


                        Penn Treaty American Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                        0-15972                     23-1664166
------------                        -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)             Identification No.)

                3440 Lehigh Street, Allentown, Pennsylvania 18103
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (610) 965-2222


                                 Not Applicable
                                 -------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On January 4, 1999, the Registrant consummated the purchase of all of the outstanding capital stock of United Insurance Group ("UIG") of South Lyon, Michigan, effective as of January 1, 1999, pursuant to a Stock Purchase Agreement with Patrick Patterson (the "Patterson Stock Purchase Agreement") and a Stock Purchase Agreement with Gregory Thaens (the "Thaens Stock Purchase Agreement"), both dated as of November 25, 1998. The purchase price for the transaction was $10,113,820 in cash and a three-year installment note for $8,077,700. UIG is now a wholly-owned subsidiary of the Registrant.

         In connection with the acquisition, UIG entered into an Employment Agreement with Patrick Patterson dated as of January 1, 1999 ("Employment Agreement"). Pursuant to the Employment Agreement, UIG agreed to employ Patrick Patterson as President and Chief Executive Officer of UIG for a term of three years.

         The Patterson Stock Purchase Agreement and the Thaens Stock Purchase Agreement were filed as Exhibits 99.2 and 99.3 to the Registrant's Current Report on Form 8-K dated November 25, 1998.

Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

                  99.1     Press  Release  dated  December  2, 1998  (previously
                           filed  with the  Commission  on  December  8, 1998 as
                           Exhibit 99.1 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).

                  99.2 Stock Purchase Agreement between Patrick Patterson and Penn Treaty American Corporation dated as of November 25, 1998 (previously filed with the Commission on December 8, 1998 as Exhibit 99.2 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.2 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).




                                       2
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                  99.3     Stock Purchase  Agreement  between  Gregory D. Thaens
                           and  Penn  Treaty  American  Corporation  dated as of
                           November   25,  1998   (previously   filed  with  the
                           Commission on December 8, 1998 as Exhibit 99.3 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.3 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).



                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        PENN TREATY AMERICAN CORPORATION



Date: January 13, 1998                      By:  /s/ Cameron B. Waite
                                               ----------------------
                                               Cameron B. Waite
                                               Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit Number            Description

99.1                       Press  Release  dated  December  2, 1998  (previously
                           filed  with the  Commission  on  December  8, 1998 as
                           Exhibit 99.1 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).

99.2 Stock Purchase Agreement between Patrick Patterson and Penn Treaty American Corporation dated as of November 25, 1998 (previously filed with the Commission on December 8, 1998 as Exhibit 99.2 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.2 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).

99.3 Stock Purchase Agreement between Gregory D. Thaens and Penn Treaty American Corporation dated as of November 25, 1998 (previously filed with the Commission on December 8, 1998 as Exhibit 99.3 to the Registrant's Current Report on Form 8-K, and on December 11, 1998 as Exhibit 99.3 to the Registrant's Current Report on Form 8-K/A, Commission File No. 001-14681, and incorporated by reference herein).